SECURITIES AND EXCHANGE COMMISSION

			      Washington, D.C.  20549


				    _____________

				      FORM 8-K

				   CURRENT REPORT



		       Pursuant to Section 13 or 15(d) of the

			  Securities Exchange Act of 1934


				  January 29, 1997
		  Date of Report (Date of earliest event reported)


			      Valmont Industries, Inc.
	       (Exact name of registrant as specified in its charter)


		  Delaware            0-3701          47-0351813
	     (State or other      (Commission     (IRS Employer
	     jurisdiction of       File Number)   Identification No.)
	     incorporation)


		Valley, Nebraska                              68064
	      (Address of principal executive offices)      (Zip Code)


	  Registrant's telephone number, including area code (402) 359-2201


				       Page 1
			     Exhibit Index is on Page 4.






















ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On January 29, 1997, pursuant to a stock purchase agreement between Valmont Industries, Inc. (Valmont) and Chicago Miniature Lamp, Inc. (CHML), dated January 3, 1997, Valmont completed the sale to CHML of all outstanding stock of Valmont Electric, Inc. and CCC de Mexico for $26.9 million cash. The sale price was determined in an arm's length negotiated transaction.
The sale of the subsidiaries' stock included Valmont's magnetic and electronic ballast businesses located in El Paso, Texas and Juarez, Mexico.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

     (b).   Pro forma financial information.  See pages F-1 through F-6.

     (c).   Exhibits:

	    2.1. Stock Purchase Agreement dated January 3, 1997 between Valmont Industries, Inc. and Chicago Miniature Lamp, Inc.




				       Page 2




























DISPOSITION OF MAGNETIC AND ELECTRONIC BALLAST BUSINESS
("VALMONT ELECTRIC INC.")

In accordance with the terms of the definitive agreement dated January 3, 1997, between Valmont Industries, Inc. ("Valmont" or "Company") and Chicago Miniature Lamp, Inc. ("CHML"), Valmont sold the stock of its subsidiaries, Valmont Electric, Inc., and CCC de Mexico, to CHML for $26.9 million in cash. The sale included all of Valmont's magnetic and electronic ballast businesses located in El Paso, Texas and Juarez, Mexico.

PRO FORMA

The following unaudited pro forma condensed consolidated information is based on the historical consolidated financial statements of the Company adjusted to give effect to the transaction described above.

The unaudited pro forma condensed consolidated balance sheet as of September 28, 1996 gives effect to the elimination of the disposed ballast business, as well as other adjustments, assuming the transaction had taken place on September 28, 1996, and the cash had been received at that time. The cash proceeds received by the Company will be used to pay off short-term domestic borrowings and to fund future capital expenditures.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 30, 1995 and thirty-nine weeks ended September 28, 1996 give effect to the elimination of the disposed ballast business as well as other adjustments, assuming the dispositions had taken place as of the beginning of each of those periods.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

The following unaudited pro forma consolidated financial statements have been prepared in accordance with rules and regulations of the Securities and Exchange Commission. Management does not believe that this pro forma presentation is indicative of the financial position and results of operations which would have occurred had the transaction occurred on the dates indicated in the pro forma condensed consolidated financial statements because of the hypothetical nature of the pro forma information and because the Company may have operated its other remaining businesses differently during those periods.

			VALMONT INDUSTRIES, INC. AND SUBSIDIARIES
		 Pro Forma Condensed Consolidated Statement of Operations
		       Thirty-nine Weeks Ended September 28, 1996
		     (Dollars in thousands except per share amounts)
				       (Unaudited)


						       Pro Forma
			      Histor-    Disposition   Adjustments
			      ically     -----------   -----------
			      Reported       VE         (a)    (b)    Pro Forma
			      --------   -----------  -----   ----    ---------

Net sales                     $463,811     68,378        --      --   $395,433
Cost of sales                  339,316     57,986        --      --    281,330
			      --------   ----------   -----   -----   ---------
  Gross profit                 124,495     10,392                      114,103

Selling, general and admin-
  istrative expenses            87,300     11,140        --      --     76,160
			      --------   ----------   -----   -----   ---------
  Operating income              37,195       (748)       --      --     37,943
			      --------   ----------   -----   -----   ---------

Other income (deductions):
  Interest expense              (2,999)        --       268      --     (2,731)
  Interest income                  267         --        --      --        267
  Miscellaneous                   (138)        (9)       --      --       (129)
			      --------   ----------   -----   -----   ---------
				(2,870)        (9)      268      --     (2,593)
			      --------   ----------   -----   -----   ---------
  Earnings before income
    taxes                       34,325       (757)      268      --     35,350
Income tax expense              12,300       (269)       --     (96)    12,665
			      --------   ----------   -----   -----   ---------
  Net Earnings                $ 22,025       (488)      268     (96)    22,685
			      ========   ==========   =====   =====   =========
  Net Earnings per share      $   1.58                                    1.62
			      ========                                =========
Weighted average number of
  shares of common and common
  equivalent shares outstand-
  ing (000 omitted)             13,972                                  13,972
			      ========                                =========


See accompanying notes to pro forma condensed consolidated financial statements.

			VALMONT INDUSTRIES, INC. AND SUBSIDIARIES
		 Pro Forma Condensed Consolidated Statement of Operations
			      Year Ended December 30, 1995
		     (Dollars in thousands except per share amounts)
				       (Unaudited)


						       Pro Forma
			      Histor-    Disposition   Adjustments
			      ically     -----------   -----------
			      Reported       VE         (a)    (b)    Pro Forma
			      --------   -----------   ----   ----    ---------

Net sales                     $544,642     90,096        --     --    $454,546
Cost of sales                  399,691     73,748        --     --     325,943
			      --------   ----------   -----   ----    ---------
  Gross profit                 144,951     16,348        --     --     128,603

Selling, general and admin-
  istrative expenses           103,120     15,339        --     --      87,781
			      --------   ----------   -----   ----    ---------
  Operating income              41,831      1,009        --     --      40,822
			      --------   ----------   -----   ----    ---------

Other income (deductions):
  Interest expense              (4,331)        --        67     --      (4,264)
  Interest income                  820         --        --     --         820
  Miscellaneous                    139        217        --     --         (78)
			      --------   ----------   -----   ----    ---------
				(3,372)       217        67     --      (3,522)
			      --------   ----------   -----   ----    ---------
  Earnings before income
    taxes                       38,459      1,226        67     --      37,300
Income tax expense              13,700        439        --    (24)     13,285
			      --------   ----------   -----   ----    ---------
  Net Earnings                $ 24,759        787        67    (24)   $ 24,015
			      ========   ==========   =====   ====    =========
  Net Earnings per share      $   1.80                                $   1.75
			      ========                                =========
Weighted average number of
  shares of common and common
  equivalent shares outstand-
  ing (000 omitted)             13,733                                  13,733
			      ========                                =========


See accompanying notes to pro forma condensed consolidated financial statements.

		VALMONT INDUSTRIES, INC. AND SUBSIDIARIES
    Notes to Pro Forma Condensed Consolidated Statement of Operations For the Thirty-nine weeks ended September 28, 1996 and Year ended
			   December 30, 1995
			       (Unaudited)

The preceding pro forma statements of operations present the consolidated statements of operations of Valmont Industries, Inc. and Subsidiaries for the thirty-nine weeks ended September 28, 1996 and year ended December 30, 1995 after eliminating the disposed Valmont Electric, Inc. and CCC de Mexico, (VE), ballast businesses and after giving effect to the adjustments described below.

The adjustments made to these pro forma statements of operations assume that the transaction occurred as of the beginning of each period.

Management believes these pro forma results are not necessarily indicative of the results which would have occurred had the disposition been made at the beginning of each of these periods.

HISTORICALLY REPORTED

The historically reported column represents the historical consolidated statements of operations of Valmont Industries, Inc. and Subsidiaries for the thirty-nine weeks ended September 28, 1996 and year ended December 30, 1995, respectively.

DISPOSITIONS

The disposition represents the historical results of the disposed business for the thirty-nine weeks ended September 28, 1996 and year ended December 30, 1995.

     BALLAST BUSINESS

     The historical results include only those allocated costs which management believes will be eliminated as a direct result of the transaction. Management believes that the method used to allocate the costs and expenses is reasonable.

     In connection with the transaction, the Company expects to record an estimated after-tax loss of $10.1 million which represents impairment of the assets held for sale in the disposed businesses. This impairment loss will be included in the Company's 1996 results of operations for the fourth quarter and the year ended December 28, 1996.

PRO FORMA ADJUSTMENTS

   (a) This adjustment eliminates the interest expense on short-term borrowings that would have been paid down with the proceeds from the disposition of VE.

   (b) This adjustment records the income tax provision on the pro forma adjustments at the statutory rates of 35.8% and 35.6% respectively.

			VALMONT INDUSTRIES, INC. AND SUBSIDIARIES
		      Pro Forma Condensed Consolidated Balance Sheet
				    September 28, 1996
				  (Dollars in thousands)
				       (Unaudited)


						       Pro Forma
			      Histor-    Disposition   Adjustments
			      ically     -----------   -----------
			      Reported       VE            (a)       Pro Forma
			      --------   -----------   -----------   ---------
ASSETS
------
Current assets:
  Cash and cash equivalents    $ 10,910    26,151        (7,900)     $  29,161
  Receivables                    93,823   (17,142)           --         76,681
  Deferred income taxes           8,724    (2,126)           --          6,598
  Inventories                    86,070   (22,181)           --         63,889
  Prepaid expenses                2,353      (259)           --          2,094
			      ---------  -----------   -----------   ---------
    Total current assets        201,880   (15,557)       (7,900)       178,423
			      ---------  -----------   -----------   ---------
Other assets:
  Investments in nonconsol-
    idated affiliates             3,947        --            --          3,947
  Other                           7,438      (320)           --          7,118
			      ---------  -----------   -----------   ---------
    Total other assets           11,385      (320)           --         11,065
			      ---------  -----------   -----------   ---------
Net property, plant and
  equipment                     125,020   (11,673)           --        113,347
			      ---------  -----------   -----------   ---------
    Total assets              $ 338,285   (27,550)       (7,900)     $ 302,835
			      ========= ============   ===========   =========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities:
  Current installments of
    long-term debt            $   8,045        --            --      $   8,045
  Notes payable to banks         12,051        --        (7,900)         4,151
  Accounts payable               46,529    (4,996)           --         41,533
  Accrued expenses               51,073   (11,870)           --         39,203
  Dividends payable               1,363        --            --          1,363
			      ---------  -----------   -----------   ---------
    Total current liabilities   119,061   (16,866)       (7,900)        94,295
			      ---------  -----------   -----------   ---------
Deferred income taxes             8,856      (374)           --          8,482
Long-term debt, excl. cur.       26,136        --            --         26,136
Minority interest in consol-
  idated subsidiaries             2,270        --            --          2,270
Other noncurrent liabilities      3,410      (210)           --          3,200

Shareholders' equity:
  Preferred stock                    --        --            --             --
  Common stock of $1 par value   13,950        --            --         13,950
  Additional Paid-In Capital      6,042        --            --          6,042
  Retained Earnings             155,289   (10,100)           --        145,189
  Currency translation adj.       3,337        --            --          3,337
  Treasury stock                    (19)       --            --            (19)
  Unearned restricted stock         (47)       --            --            (47)
			      ---------  -----------   -----------   ---------
    Total shareholders'
      equity                  $ 178,552   (10,100)           --      $ 168,452
			      ---------  -----------   -----------   ---------
Total liabilities and share-
  holders' equity             $ 338,285   (27,550)       (7,900)       302,835
			      =========  ===========   ===========   =========

See accompanying notes to pro forma condensed consolidated financial statements.
					  F - 5















		VALMONT INDUSTRIES, INC. AND SUBSIDIARIES
	Notes to Pro Forma Condensed Consolidated Balance Sheet
			As of September 28, 1996
			      (Unaudited)

The preceding pro forma balance sheet presents the consolidated financial position as of September 28, 1996 after eliminating the disposed VE ballast business and after giving effect to the adjustments described below.

The adjustments made to this pro forma balance sheet assume that the transaction occurred as of September 28, 1996.

HISTORICALLY REPORTED

The historically reported column represents the unaudited historical consolidated balance sheet as of September 28, 1996.

DISPOSITION

The disposition represents the historical balance sheet of VE and the amounts related to the transaction as of September 28, 1996.

     VE BALLAST BUSINESS

     The historical balance sheet amounts for Valmont Electric, Inc.
     and CCC de Mexico comprise the ballast business at the Company's
     El Paso, Texas and Juarez, Mexico facilities. The historical balance sheet includes all of the assets that will be sold in the transaction. Also this column records the proceeds from the sale of VE net of certain expenses and fees and records the loss on the transaction net of applicable current and deferred taxes. The loss on the transaction is estimated at $10.1 million, net of tax estimated at $5.7 million.

PRO FORMA ADJUSTMENTS

(a) This adjustment records the pay down of short-term borrowings with the proceeds from the transaction.


				 F - 6



























				     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				     VALMONT INDUSTRIES, INC.

				  By:  /s/ Terry J. McClain
				     _______________________________
				     Terry J. McClain
				     Vice President and Chief
				     Financial Officer

Date:  February 10, 1997


				       Page 3












































EXHIBIT INDEX

    Exhibit No.                        Exhibit
    -----------                        -------

	  2.1.          Stock Purchase Agreement dated
			January 3, 1997 between Valmont
			Industries, Inc. and Chicago
			Miniature Lamp, Inc.